UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

PRIMUS TELECOMMUNICATIONS

GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7901 Jones Branch Drive, Suite 900 McLean, VA		22102
(Address of principal executive offices)		(Zip Code)

(703) 902-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2012, upon the recommendation of the Nominating and Governance Committee (the “Nominating and Governance Committee”) of the Board of Directors (the “Board”) of Primus Telecommunications Group, Incorporated (“PTGi”), the Board approved a second amendment and restatement of the Amended and Restated By-Laws of PTGi, as amended (the “By-Laws”).

Effective as of April 24, 2012 (the “Effective Date”), Section 1 of Article II of the By-Laws has been amended to provide that each director of PTGi elected in connection with an annual meeting of stockholders shall hold office for a one year term until “the annual meeting of stockholders next following such director’s election and until such director’s successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal.” Prior to the Effective Date, Section 1 of Article II of PTGi’s by-laws provided that each director of PTGi elected in connection with an annual meeting of stockholders would hold office for a two year term until “the annual meeting of stockholders held in the second year following the year of their election.”

At PTGi’s 2011 annual meeting of stockholders, in accordance with the By-Laws (as then in effect), each of Peter D. Aquino, Mark E. Holliday, Steven D. Scheiwe and Neil S. Subin was elected to serve until PTGi’s 2013 annual meeting of stockholders. In connection with the amendment and restatement of the By-Laws described above, each of Messrs. Aquino, Holliday, Scheiwe and Subin has agreed to forgo his remaining term as a director beyond PTGi’s 2012 annual meeting of stockholders (the “2012 Annual Meeting”) and to stand for re-election to the Board in connection with the 2012 Annual Meeting. In addition, Robert M. Pons, who was appointed to fill a newly created vacancy on the Board on September 16, 2011 through the 2012 Annual Meeting, will stand for election to the Board in connection with the 2012 Annual Meeting. Each of the Nominating and Governance Committee and the full Board has approved the nominations of each of Messrs. Aquino, Holliday, Pons, Scheiwe and Subin to stand for election or re-election, as applicable, to the Board at the 2012 Annual Meeting.

Except as described above, no other changes were made to the By-Laws. The full text of the Second Amended and Restated Bylaws of PTGi are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following is included as an exhibit to this report:

Exhibit No.	Description

3.2	Second Amended and Restated By-Laws of PTGi

Primus Telecommunications Group, Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primus Telecommunications Group, Incorporated

(Registrant)

Date: April 27, 2012	By:	/s/ Kenneth D. Schwarz
	Name:	Kenneth D. Schwarz
	Title:	Chief Financial Officer and Senior Vice President, Information Technology

INDEX TO EXHIBITS

Exhibit No.	Description

3.2	Second Amended and Restated By-Laws of PTGi